[GRAPHIC]

[PIONEER INVESTMENTS(R) LOGO]

PIONEER VARIABLE CONTRACTS TRUST

PIONEER MID CAP VALUE VCT PORTFOLIO--CLASS I SHARES


SEMIANNUAL REPORT

JUNE 30, 2002

                                                PIONEER VARIABLE CONTRACTS TRUST

TABLE  OF  CONTENTS

Pioneer Mid Cap Value VCT Portfolio

  Portfolio and Performance Update             2

  Portfolio Management Discussion              3

  Schedule of Investments                      4

  Financial Statements                         8

  Notes to Financial Statements               12

PIONEER MID CAP VALUE VCT PORTFOLIO

PORTFOLIO AND PERFORMANCE UPDATE 6/30/02

[CHART]

PORTFOLIO DIVERSIFICATION
(As a percentage of total investment portfolio)

U.S. Common Stocks                      90%
Short-Term Cash Equivalents              8%
International Common Stocks              2%

[CHART]

SECTOR DISTRIBUTION
(As a percentage of equity holdings)

Financials                              23.2%
Consumer Discretionary                  18.0%
Industrials                             15.7%
Information Technology                   8.7%
Health Care                              8.6%
Energy                                   8.4%
Materials                                6.2%
Consumer Staples                         5.3%
Telecommunication Services               3.1%
Utilities                                2.8%

FIVE LARGEST HOLDINGS
(As a percentage of equity holdings)

  1. Imation Corp.                            3.07%

  2. Alltel Corp.                             2.21

  3. Manor Care, Inc.                         1.98

  4. NCR Corp.                                1.82

  5. ConAgra, Inc.                            1.55

Holdings will vary for other periods.

PRICES AND DISTRIBUTIONS

                                                  6/30/02       12/31/01
Net Asset Value per Share                         $ 16.54       $ 17.35

DISTRIBUTIONS PER SHARE            INCOME      SHORT-TERM      LONG-TERM
(12/31/01 - 6/30/02)               DIVIDENDS   CAPITAL GAINS   CAPITAL GAINS
                                   $ 0.053     $   -           $ 0.464

PERFORMANCE OF A $10,000 INVESTMENT

The following chart shows the value of an investment made in PIONEER MID CAP VALUE VCT PORTFOLIO at net asset value, compared to the growth of the Standard & Poor's (S&P) 500 Index and the Russell Midcap Value Index. The Russell Midcap Value Index is more representative of the Portfolio's holdings than the S&P 500 Index, and the Portfolio will compare its performance to the Russell Midcap Value Index in the future. Portfolio returns are based on net asset value and do not reflect any applicable insurance fees or surrender charges.

[CHART]

                PIONEER MID CAP       S&P 500       RUSSELL MIDCAP
              VALUE VCT PORTFOLIO*     INDEX         VALUE INDEX+
  3/1/95             $ 10,000         $ 10,000        $  10,000
                                      $ 12,943        $  12,492
12/31/96             $ 13,473         $ 15,906        $  15,023
                                      $ 21,208        $  20,187
                                      $ 27,256        $  21,213
12/31/99             $ 18,241         $ 32,978        $  21,190
                                      $ 29,976        $  25,254
                                      $ 26,427        $  25,841
 6/30/02             $ 22,532         $ 22,955        $  26,579

+ Index comparison begins 2/28/95. The S&P 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter markets. The Russell Midcap Value Index is comprised of companies with market values ranging from $30 million to over $16 billion. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in any Index.

AVERAGE ANNUAL TOTAL RETURNS
(As of June 30, 2002)

NET ASSET VALUE*

Life-of-Portfolio                  11.72%
(3/1/95)
5 Years                             7.71%
1 Year                             -3.26%

All total returns shown assume reinvestment of distributions at net asset value.

* Portfolio performance does not reflect any variable contract fees, expenses or sales charges. If they had been included, performance would have been lower. See the pages that comprise the inside cover of this report for performance net of any contract fees, expenses or sales charges.

Past performance does not guarantee future results. Returns and share prices fluctuate so that your investment, when redeemed, may be worth more or less than its original cost.

PORTFOLIO MANAGEMENT DISCUSSION 6/30/02

The mid-cap value sector tended to outperform the overall stock market during the first half of 2002. However, virtually all stock classes felt the impact as investor suspicion deepened in May and June following the wave of disclosures of questionable corporate accounting practices and allegations of executive improprieties. In the following interview, Rod Wright discusses the market environment and portfolio strategies for the six months ended June 30, 2002. Mr. Wright is responsible for the day-to-day management of Pioneer Mid Cap Value VCT Portfolio.

Q: HOW DID THE PORTFOLIO PERFORM DURING THE FIRST SIX MONTHS OF 2002?

A: Pioneer Mid Cap Value VCT Portfolio had a total return of -1.70% for the six months ended June 30, 2002, trailing its industry benchmark, but substantially outperforming the overall stock market. During the period, the Russell Midcap Value Index had a return of 2.85% while the Standard & Poor's 500 Index, a widely used benchmark for the stock market, was down 13.14%.

Q: WHAT WERE THE MOST SIGNIFICANT FACTORS INFLUENCING PERFORMANCE?

A: Although the Portfolio outperformed the overall market, we lagged the Russell
   Midcap Value Index for two principal reasons.

   First, our utility-related holdings were the biggest detractors, hurting performance relative to the Russell Midcap Value Index. Although we were underweight in utilities overall, we had a concentration in stocks of independent power generators and distributors. In the wake of disclosures of widespread problems at Enron, stocks of companies in similar lines of business declined precipitously, as the industry became subject to political controversies and observers began to worry about re-regulation. Our investments in Williams Companies, Reliant Resources and Aquila were affected. We no longer own either Williams or Reliant, but they hurt performance during the period.

   Second, we had increased our emphasis on software and technology stocks because we found some excellent companies with strong cash flow and distinctive products. Unfortunately, many of these stocks fell in the general decline in technology-related areas. We continue to find value in these stocks because of their strong prospects. In hindsight, we may have invested too early, but we feel we will be vindicated in time.

Q: WHAT WAS THE OVERALL INVESTMENT ENVIRONMENT LIKE DURING THE FIRST SIX MONTHS
   OF 2002?

A: For the first five months of the period, the entire mid-cap value sector performed well. In those first five months, for example, the Russell Midcap Value Index rose 7.7%. Then, as investor confidence eroded, all stocks tended to fall, pulling mid-cap value stocks down in the process. The crisis in confidence grew from reports of misstated earnings and other accounting abuses as well as of misconduct by corporate executives. In addition to the growing skepticism of stocks in general, the market also reacted to pre-announcements by several high-profile companies that they would not meet their earnings goals.

Q: WHAT WERE SOME OF THE INDIVIDUAL INVESTMENTS THAT MOST INFLUENCED THE
   PORTFOLIO'S PERFORMANCE?

A: Imation Corp., a technology-related company that specializes in manufacturing tapes for data storage, was a strong contributor. Also, the Lonestar Steakhouse & Saloon restaurant chain and The Limited appreciated over the six months. Other contributors were: John Harland, the check-printing company that has branched into software products, Fortune Brands and Triad Hospitals.

   On the downside, the biggest detractors were the independent power producers and distributors mentioned earlier. Williams was down significantly for the full six months, although we sold it before the period ended. Aquila's stock also lost value. The Portfolio was underweight in the home-building industry, which did well over the six months. However, these are cyclical stocks that are reliant on consumer discretionary spending and we chose not to buy them at higher prices.

Q: WHAT IS YOUR OUTLOOK FOR MID-CAP VALUE STOCKS?

A: In my opinion, many mid-cap companies have good fundamentals, excellent prospects and attractive stock prices. I think large-cap stocks, as a general category, remain overvalued. In addition, all the ingredients needed for an economic recovery appear to be in place: low interest rates, low inflation and low unemployment. Although second-quarter economic growth probably will be less than the 6% annual rate for the first quarter, the economy is growing. During times when the economy is up and the overall stock market is down, we still believe there should be opportunities to buy stocks at attractive prices.

   While we would prefer to have an environment in which stocks consistently rise, we all understand that this is not possible. In recent months we have hit a rough spot in the history of the market. However, we believe stocks still have the potential to recover by the end of the year. We will be carefully watching the second quarter corporate earnings reports for evidence of the strength of the economy and the potential for improved performance.

Mid-capitalization stocks, while offering the potential for higher returns, may be subject to greater short-term price fluctuations than securities of larger companies.

SCHEDULE OF INVESTMENTS 6/30/02 (UNAUDITED)

   SHARES                                                          VALUE
             COMMON STOCKS - 91.9%
             ENERGY - 7.7%
             INTEGRATED OIL & GAS - 1.0%
   66,600    Occidental Petroleum Corp.                    $   1,997,334
                                                           -------------
             OIL & GAS DRILLING - 1.6%
   51,800    ENSCO International, Inc.                     $   1,412,068
   39,100    Weatherford International, Inc.*                  1,689,120
                                                           -------------
                                                           $   3,101,188
                                                           -------------
             OIL & GAS EXPLORATION & PRODUCTION - 2.7%
   38,300    Burlington Resources, Inc.                    $   1,455,400
   79,900    Ocean Energy, Inc.                                1,731,433
   72,300    Pioneer Natural Resources Co.*                    1,883,415
                                                           -------------
                                                           $   5,070,248
                                                           -------------
             OIL & GAS REFINING MARKETING &
             TRANSPORTATION - 2.4%
   39,400    Ashland, Inc.                                 $   1,595,700
   41,400    Sun Co., Inc.                                     1,475,082
   41,200    Valero Energy Corp.                               1,541,704
                                                           -------------
                                                           $   4,612,486
                                                           -------------
             TOTAL ENERGY                                  $  14,781,256
                                                           -------------
             MATERIALS - 5.7%
             ALUMINUM - 0.6%
   32,415    Alcoa, Inc.                                   $   1,074,557
                                                           -------------
             COMMODITY CHEMICALS - 0.8%
   29,600    Air Products & Chemicals, Inc.                $   1,493,912
                                                           -------------
             DIVERSIFIED CHEMICALS - 0.8%
   25,500    PPG Industries, Inc.                          $   1,578,450
                                                           -------------
             DIVERSIFIED METALS & MINING - 2.0%
  127,700    Freeport-McMoRan Copper &
             Gold, Inc. (Class B)*                         $   2,279,445
   39,200    Phelps Dodge Corp.                                1,615,040
                                                           -------------
                                                           $   3,894,485
                                                           -------------
             PAPER PRODUCTS - 0.9%
   32,000    Bowater, Inc.                                 $   1,739,840
                                                           -------------
             PRECIOUS METALS & MINERALS - 0.6%
   42,300    Newmont Mining Corp.                          $   1,113,759
                                                           -------------
             TOTAL MATERIALS                               $  10,895,003
                                                           -------------
             CAPITAL GOODS - 7.6%
             AEROSPACE & DEFENSE - 1.1%
    9,600    General Dynamics Corp.                        $   1,020,960
   31,700    Precision Castparts Corp.                         1,046,100
                                                           -------------
                                                           $   2,067,060
                                                           -------------
             ELECTRICAL COMPONENTS & EQUIPMENT - 3.0%
   62,050    American Power Conversion Corp.*              $     783,692
   41,600    Cooper Industries Inc.                            1,634,880
   89,550    Sanmina-SCI Corp.*                                  565,061
  170,700    Symbol Technologies, Inc.                         1,450,950
   57,500    Vishay Intertechnology, Inc.*                     1,265,000
                                                           -------------
                                                           $   5,699,583
                                                           -------------
             INDUSTRIAL CONGLOMERATES - 2.0%
   22,400    American Standard Companies, Inc.*            $   1,682,240
   31,800    Energizer Holdings, Inc.*                           871,956
   19,100    ITT Industries, Inc.                              1,348,460
                                                           -------------
                                                           $   3,902,656
                                                           -------------
             INDUSTRIAL MACHINERY - 1.5%
   39,500    Deere & Co.                                   $   1,892,050
   39,400    Kaydon Corp.                                        930,234
                                                           -------------
                                                           $   2,822,284
                                                           -------------
             TOTAL CAPITAL GOODS                           $  14,491,583
                                                           -------------
             COMMERCIAL SERVICES & SUPPLIES - 5.1%
             COMMERCIAL PRINTING - 1.4%
   95,700    John H. Harland Co.                           $   2,698,740
                                                           -------------
             DATA PROCESSING SERVICES - 1.9%
   61,900    Amdocs Ltd.*                                  $     467,345
  106,200    CSG Systems International, Inc.*                  2,032,668
   41,600    Equifax Inc.*                                     1,123,200
                                                           -------------
                                                           $   3,623,213
                                                           -------------
             DIVERSIFIED COMMERCIAL SERVICES - 1.0%
   73,100    Regis Corp.                                   $   1,975,089
                                                           -------------
             ENVIRONMENTAL SERVICES - 0.8%
   79,000    Republic Services Inc.*                       $   1,506,530
                                                           -------------
             TOTAL COMMERCIAL SERVICES &
             SUPPLIES                                      $   9,803,572
                                                           -------------
             TRANSPORTATION - 1.8%
             AIRLINES - 0.9%
  102,800    Southwest Airlines Co.                        $   1,661,248
                                                           -------------

   The accompanying notes are an integral part of these financial statements.

                                        4

   SHARES                                                          VALUE
             RAILROADS - 0.9%
   31,900    Canadian National Railway Co.                 $   1,652,420
                                                           -------------
             TOTAL TRANSPORTATION                          $   3,313,668
                                                           -------------
             AUTOMOBILES & COMPONENTS - 1.8%
             AUTO PARTS & EQUIPMENT - 0.9%
   92,700    Dana Corp.                                    $   1,717,731
                                                           -------------
             AUTOMOBILE MANUFACTURERS - 0.9%
   53,100    Cummins, Inc.                                 $   1,757,610
                                                           -------------
             TOTAL AUTOMOBILES & COMPONENTS                $  3,475,341
                                                           -------------
             CONSUMER DURABLES & APPAREL - 6.1%
             APPAREL, ACCESSORIES & LUXURY GOODS - 1.2%
  108,600    The Limited Brands, Inc.                      $   2,313,180
                                                           -------------
             HOUSEWARES & SPECIALTIES - 1.1%
   38,600    Fortune Brands, Inc.                          $   2,161,600
                                                           -------------
             LEISURE PRODUCTS - 1.0%
   86,200    Mattel, Inc.                                  $   1,817,096
                                                           -------------
             PHOTOGRAPHIC PRODUCTS - 2.8%
  181,400    Imation Corp.*                                $   5,398,464
                                                           -------------
             TOTAL CONSUMER DURABLES & APPAREL             $  11,690,340
                                                           -------------
             HOTELS RESTAURANTS & LEISURE - 2.8%
             CASINOS & GAMING - 0.7%
  127,900    Park Place Entertainment Corp.*               $   1,310,975
                                                           -------------
             RESTAURANTS - 2.1%
   69,200    Outback Steakhouse Inc.*                      $   2,428,920
   56,200    Tricon Global Restaurants, Inc*                   1,643,850
                                                           -------------
                                                           $   4,072,770
                                                           -------------
             TOTAL HOTELS RESTAURANTS & LEISURE            $   5,383,745
                                                           -------------
             MEDIA - 1.4%
             ADVERTISING - 0.9%
   66,300    The Interpublic Group of Companies, Inc.      $   1,641,588
                                                           -------------
             BROADCASTING & CABLE TV - 0.5%
   43,000    USA Networks Inc.*                            $   1,008,350
                                                           -------------
             TOTAL MEDIA                                   $   2,649,938
                                                           -------------
             RETAILING - 4.4%
             COMPUTER & ELECTRONICS RETAIL - 0.8%
   48,400    Radioshack Corp.                              $   1,454,904
                                                           -------------
             DEPARTMENT STORES - 1.4%
  102,100    J.C. Penney Co., Inc.                         $   2,248,242
   31,400    Saks Holdings, Inc.*                                403,176
                                                           -------------
                                                           $   2,651,418
                                                           -------------
             SPECIALTY STORES - 2.2%
   67,100    Cole National Corp.*                          $   1,274,900
  109,200    Toys "R" Us, Inc.*                                1,907,724
   75,700    Foot Locker, Inc.*                                1,093,865
                                                           -------------
                                                           $   4,276,489
                                                           -------------
             TOTAL RETAILING                               $   8,382,811
                                                           -------------
             FOOD & DRUG RETAILING - 4.3%
             DRUG RETAIL - 1.1%
   70,200    CVS Corp.                                     $   2,148,120
                                                           -------------
             FOOD RETAIL - 3.2%
   44,800    Albertson's, Inc.                             $   1,364,608
   98,800    ConAgra, Inc.                                     2,731,820
   15,700    Hershey Foods Corp.                                 981,250
   51,100    Kroger Co.*                                       1,016,890
                                                           -------------
                                                           $   6,094,568
                                                           -------------
             TOTAL FOOD & DRUG RETAILING                   $   8,242,688
                                                           -------------
             HOUSEHOLD & PERSONAL PRODUCTS - 0.5%
             PERSONAL PRODUCTS - 0.5%
   16,000    Kimberly-Clark Corp.                          $     992,000
                                                           -------------
             TOTAL HOUSEHOLD & PERSONAL PRODUCTS           $     992,000
                                                           -------------
             HEALTH CARE EQUIPMENT & SERVICES - 6.5%
             HEALTH CARE EQUIPMENT - 2.9%
   60,800    Apogent*                                      $   1,250,656
   28,800    Becton, Dickinson & Co.                             992,160
   72,300    Guidant Corp.*                                    2,185,629
   55,900    Sybron Dental Specialities*                       1,034,150
                                                           -------------
                                                           $   5,462,595
                                                           -------------
             HEALTH CARE FACILITIES - 2.8%
  151,400    Manor Care, Inc.*                             $   3,482,200
   45,300    Triad Hospitals, Inc.*                            1,919,814
                                                           -------------
                                                           $   5,402,014
                                                           -------------
             MANAGED HEALTH CARE - 0.8%
   19,200    Wellpoint Health Networks Inc.*               $   1,493,952
                                                           -------------
             TOTAL HEALTH CARE EQUIPMENT &
             SERVICES                                      $  12,358,561
                                                           -------------

         The accompanying notes are an integral part of these financial

                                        5

   SHARES                                                          VALUE
             PHARMACEUTICALS & BIOTECHNOLOGY - 1.5%
             PHARMACEUTICALS - 1.5%
   93,200    Alpharma, Inc.                                $   1,582,536
  116,300    IVAX Corp.*                                       1,256,040
                                                           -------------
                                                           $   2,838,576
                                                           -------------
             TOTAL PHARMACEUTICALS &
             BIOTECHNOLOGY                                 $   2,838,576
                                                           -------------
             BANKS - 11.0%
   35,500    Astoria Financial Corp.*                      $   1,137,775
   28,700    BB&T Corp.                                        1,107,820
   41,000    Boston Private Financial Holdings, Inc.           1,014,340
   76,250    Charter One Financial, Inc.                       2,621,475
   28,832    Comerica, Inc.                                    1,770,285
   41,600    GreenPoint Financial Corp.                        2,042,560
   38,400    Golden State Bancorp, Inc.                        1,392,000
   58,700    KeyCorp                                           1,602,510
   63,800    Marshall & Ilsley Corp.                           1,973,334
   31,900    National City Corp.                               1,060,675
   57,500    North Fork Bancorporation, Inc.                   2,289,075
   44,250    SouthTrust Corp.                                  1,155,810
   38,400    TCF Financial Corp.                               1,885,440
                                                           -------------
                                                           $  21,053,099
                                                           -------------
             TOTAL BANKS                                   $  21,053,099
                                                           -------------
             DIVERSIFIED FINANCIALS - 4.9%
             CONSUMER FINANCE - 2.3%
   26,400    Countrywide Credit Industries, Inc.           $   1,273,800
   51,000    The PMI Group, Inc.                               1,948,200
    3,900    White Mountains Insurance Group Ltd.              1,234,350
                                                           -------------
                                                           $   4,456,350
                                                           -------------
             DIVERSIFIED FINANCIAL SERVICES - 2.6%
   28,800    Ambac Financial Group, Inc.                   $   1,935,360
   42,900    A.G. Edwards, Inc.                                1,667,523
   13,200    SLM Holdings Corp.                                1,279,080
                                                           -------------
                                                           $   4,881,963
                                                           -------------
             TOTAL DIVERSIFIED FINANCIALS                  $   9,338,313
                                                           -------------
             INSURANCE - 5.4%
             LIFE & HEALTH INSURANCE - 0.8%
   31,900    Jefferson - Pilot Corp.                       $   1,499,300
                                                           -------------
             PROPERTY & CASUALTY INSURANCE - 4.6%
   35,650    Arch Capital Group Ltd.*                      $   1,003,548
   25,700    Allmerica Financial Corp.                         1,187,340
   20,200    Exel Ltd.                                         1,710,940
   35,000    MBIA Inc.                                         1,978,550
    9,000    Markel Corp.*                                     1,773,000
   32,000    Renaissancere Holdings Ltd.                       1,171,200
                                                           -------------
                                                           $   8,824,578
                                                           -------------
             TOTAL INSURANCE                               $  10,323,878
                                                           -------------
             SOFTWARE & SERVICES - 1.3%
             APPLICATION SOFTWARE - 1.3%
   95,500    Autodesk, Inc.                                $   1,265,375
   89,300    Mentor Graphics Corp.*                            1,269,846
                                                           -------------
                                                           $   2,535,221
                                                           -------------
             TOTAL SOFTWARE & SERVICES                     $   2,535,221
                                                           -------------
             TECHNOLOGY HARDWARE & DEVELOPMENT - 6.7%
             COMPUTER HARDWARE - 1.7%
   92,600    NCR Corp.*                                    $   3,203,960
                                                           -------------
             COMPUTER STORAGE & PERIPHERALS - 1.4%
  150,000    Quantum Corp. - DLT &
             Storage Systems*                              $     630,000
  130,000    Storage Technology Corp.*                         2,076,100
                                                           -------------
                                                           $   2,706,100
                                                           -------------
             ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.2%
   85,500    Waters Corp.*                                 $   2,282,850
                                                           -------------
             SEMICONDUCTORS - 0.5%
  165,850    Atmel Corp.*                                  $   1,038,221
                                                           -------------
             TELECOMMUNICATIONS EQUIPMENT - 1.9%
   34,700    CommScope, Inc.*                              $     433,750
   63,100    Harris Corp.                                      2,286,744
  145,121    Tellabs, Inc.*                                      917,165
                                                           -------------
                                                           $   3,637,659
                                                           -------------
             TOTAL TECHNOLOGY HARDWARE &
             DEVELOPMENT                                   $  12,868,790
                                                           -------------
             TELECOMMUNICATION SERVICES - 2.8%
             INTEGRATED TELECOMMUNICATION SERVICES - 2.8%
   82,700    Alltel Corp.                                  $   3,886,900
   25,400    Telephone and Data Systems, Inc.                  1,537,970
                                                           -------------
                                                           $   5,424,870
                                                           -------------
             TOTAL TELECOMMUNICATION SERVICES              $   5,424,870
                                                           -------------

   The accompanying notes are an integral part of these financial statements.

                                        6

SHARES                                                             VALUE
             UTILITIES - 2.6%
             ELECTRIC UTILITIES - 1.3%
   47,900    DPL, Inc.                                     $   1,266,955
   25,700    DTE Energy Co.                                    1,147,248
                                                           -------------
                                                           $   2,414,203
                                                           -------------
             GAS UTILITIES - 0.9%
   46,900    KeySpan Energy Corp.                          $   1,765,785
                                                           -------------
             MULTI-UTILITIES & UNREGULATED POWER - 0.4%
   86,900    Aquila, Inc.                                  $     695,200
                                                           -------------
             TOTAL UTILITIES                               $   4,875,188
                                                           -------------
             TOTAL COMMON STOCKS
             (Cost $165,188,613)                           $ 175,718,439
                                                           -------------

PRINCIPAL
AMOUNT
             TEMPORARY CASH INVESTMENT - 8.1%
             REPURCHASE AGREEMENT - 8.1%
$15,500,000  Credit Suisse First Boston, Inc., 1.86%
             dated 6/28/02, repurchase price of
             $15,500,000 plus accrued interest on
             7/1/02 collateralized by $14,240,000
             U.S. Treasury Bond, 6.25%, 2/15/03            $  15,500,000
                                                           -------------
             TOTAL TEMPORARY CASH INVESTMENT
             (Cost $15,500,000)                            $  15,500,000
                                                           -------------
             TOTAL INVESTMENT IN SECURITIES
             AND TEMPORARY CASH INVESTMENT - 100.0%
             (Cost $180,688,613)                           $ 191,218,439
                                                           =============

* Non-income producing security.

   The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS 6/30/02

                                                         SIX MONTHS
                                                           ENDED
                                                          6/30/02      YEAR ENDED   YEAR ENDED   YEAR ENDED  YEAR ENDED   YEAR ENDED
CLASS I                                                 (UNAUDITED)     12/31/01     12/31/00     12/31/99    12/31/98     12/31/97
Net asset value, beginning of period                     $   17.35     $   17.79    $   16.26    $   14.49   $   16.15    $   13.05
                                                         ---------     ---------    ---------    ---------   ---------    ---------
Increase (decrease) from investment operations:
  Net investment income (loss)                           $   (0.41)    $    0.07    $    0.13    $    0.13   $    0.12    $    0.12
  Net realized and unrealized gain (loss) on
    investments                                               0.11          1.06         2.62         1.77       (0.65)        3.09
                                                         ---------     ---------    ---------    ---------   ---------    ---------
  Net increase (decrease) from investment operations     $   (0.30)    $    1.13    $    2.75    $    1.90   $   (0.53)   $    3.21
Distributions to shareowners:
  Net investment income                                      (0.05)        (0.10)       (0.13)       (0.13)      (0.10)           -
  Net realized gain                                          (0.46)        (1.47)       (1.09)           -       (1.03)       (0.11)
                                                         ---------     ---------    ---------    ---------   ---------    ---------
Net increase (decrease) in net asset value               $   (0.81)    $   (0.44)   $    1.53    $    1.77   $   (1.66)   $    3.10
                                                         ---------     ---------    ---------    ---------   ---------    ---------
Net asset value, end of period                           $   16.54     $   17.35    $   17.79    $   16.26   $   14.49    $   16.15
                                                         =========     =========    =========    =========   =========    =========
Total return*                                                (1.70)%        6.49%       18.00%       13.13%      (4.02)%      24.69%
Ratio of net expenses to average net assets+                  0.76%**       0.79%        0.77%        0.76%       0.74%        0.80%
Ratio of net investment income (loss) to average net
  assets+                                                     0.43%**       0.45%        0.63%        0.77%       0.90%        1.02%
Portfolio turnover rate                                         71%**         95%          85%          91%         81%          50%
Net assets, end of period (in thousands)                 $ 136,766     $ 128,340    $ 111,466    $ 120,526   $ 113,359    $ 105,476
Ratio assuming no waiver of management fees and
  assumption of expenses by PIM and no reduction for
  fees paid indirectly:
  Net expenses                                                0.76%**       0.79%        0.77%        0.76%       0.74%        0.80%
  Net investment income (loss)                                0.43%**       0.45%        0.63%        0.77%       0.90%        1.02%
Ratio assuming waiver of management fees and
  assumption of expenses by PIM and reduction for
  fees paid indirectly:
  Net expenses                                                0.76%**       0.79%        0.77%        0.76%       0.74%        0.79%
  Net investment income (loss)                                0.43%**       0.45%        0.63%        0.77%       0.90%        1.03%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
** Annualized.
+  Ratios assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

BALANCE SHEET 6/30/02 (UNAUDITED)

ASSETS:
 Investment in securities, at value (cost $165,188,613)            $  175,718,439
 Temporary cash investments (at amortized cost)                        15,500,000
 Cash                                                                      50,481
 Foreign currencies, at value                                                   -
 Receivables -
  Investment securities sold                                              871,023
  Fund shares sold                                                      1,008,577
  Collateral for securities loaned, at fair value                       2,454,800
  Variation margin                                                              -
  Dividends, interest and foreign taxes withheld                          142,370
  Forward foreign currency settlement contracts, net                            -
  Forward foreign currency portfolio hedge contracts, net                       -
  Due from Pioneer Investment Management, Inc.                                  -
 Other                                                                        472
                                                                   --------------
     Total assets                                                  $   95,746,162
                                                                   --------------

LIABILITIES:
 Payables -
  Investment securities purchased                                  $    3,147,049
  Fund shares repurchased                                                     880
  Dividends                                                                     -
  Upon return of securities loaned                                      2,454,800
  Variation margin                                                              -
  Forward foreign currency settlement contracts, net                            -
  Forward foreign currency portfolio hedge contracts, net                       -
  Due to bank                                                                   -
 Due to affiliates                                                        120,837
 Accrued expenses                                                          36,874
 Other                                                                          -
                                                                   --------------
     Total liabilities                                             $    5,760,440
                                                                   --------------

NET ASSETS:
 Paid-in capital                                                   $  179,631,538
 Accumulated net investment income                                        322,325
 Accumulated undistributed net realized loss                             (497,967)
 Net unrealized gain on:
  Investments                                                          10,529,826
  Futures contracts                                                             -
  Forward foreign currency contracts and other assets
    and liabilities denominated in foreign currencies                           -
                                                                   --------------
     Total net assets                                              $  189,985,722
                                                                   --------------

NET ASSET VALUE PER SHARE:

 CLASS I:
  (Unlimited number of shares authorized)                          $  136,765,854
    Net assets
    Shares outstanding                                                  8,268,560
                                                                   ==============
    Net asset value per share                                      $        16.54

 CLASS II:
    (Unlimited number of shares authorized)
    Net assets                                                     $   53,219,868
    Shares outstanding                                                  3,231,975
                                                                   ==============
    Net asset value per share                                      $        16.47

   The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS (UNAUDITED)

                                                                     SIX MONTHS
                                                                        ENDED
                                                                       6/30/02
INVESTMENT INCOME:
 Dividends (net of foreign taxes withheld of $1,562)               $      904,408
 Interest (net of foreign taxes withheld of $0)                            91,230
 Income on securities loaned, net                                           3,124
 Other                                                                      1,444
                                                                   --------------
     Total investment income                                       $    1,000,206
                                                                   --------------

EXPENSES:
 Management fees                                                   $      539,092
 Transfer agent fees                                                        2,534
 Distribution fees (Class II)                                              39,644
 Administrative fees                                                       18,596
 Custodian fees                                                            26,124
 Professional fees                                                         15,757
 Printing                                                                  28,365
 Fees and expenses of nonaffiliated trustees                                2,647
 Miscellaneous                                                              3,322
                                                                   --------------
     Total expenses                                                $      676,081
     Less management fees waived and expenses assumed
      by Pioneer Investment Management, Inc.                                    -
     Less fees paid indirectly                                                  -
                                                                   --------------
     Net expenses                                                  $      676,081
                                                                   --------------
      Net investment income                                        $      324,125
                                                                   --------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES
 CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS:
 Net realized gain from:
  Investments                                                      $    1,330,865
  Futures contracts                                                             -
  Forward foreign currency contracts and other assets
   and liabilities denominated in foreign currencies                            -
                                                                   --------------
                                                                   $    1,330,865
                                                                   --------------
 Change in net unrealized gain or loss from:
  Investments                                                      $   (6,848,287)
  Futures contracts                                                             -
  Forward foreign currency contracts and other assets
   and liabilities denominated in foreign currencies                            -
                                                                   --------------
                                                                   $   (6,847,287)
                                                                   --------------
 Net loss on investments, futures contracts
  and foreign currency transactions                                $   (5,517,422)
                                                                   ==============
 Net decrease in net assets resulting
  from operations                                                  $   (5,193,297)
                                                                   ==============

   The accompanying notes are an integral part of these financial statements.

STATEMENT OF CHANGES IN NET ASSETS

                                                          SIX MONTHS
                                                             ENDED           YEAR
                                                            6/30/02          ENDED
                                                          (UNAUDITED)       12/31/01
FROM OPERATIONS:
Net investment income                                    $     324,125    $     540,376
Net realized gain on investments,
  futures and foreign currency transactions                  1,330,865        4,935,624
Change in net unrealized gain or loss on
  investments, futures and
  foreign currency transactions                             (6,848,287)       2,060,615
                                                         -------------    -------------
    Net increase (decrease) in net assets
      resulting from operations                          $  (5,193,297)   $   7,536,615
                                                         -------------    -------------

DISTRIBUTIONS TO SHAREOWNERS:
Net investment income
  Class I                                                $    (418,823)   $    (656,496)
  Class II                                                    (123,345)         (15,547)
Net realized gain
  Class I                                                   (3,695,361)      (9,641,505)
  Class II                                                  (1,420,452)        (273,726)
Tax return of capital
  Class I                                                            -                -
  Class II                                                           -                -
                                                         -------------    -------------
    Total distributions to shareowners                   $  (5,657,981)   $ (10,587,274)
                                                         -------------    -------------

FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                         $  70,888,276    $  32,906,239
Reinvestment of distributions                                5,657,981       10,587,274
Cost of shares repurchased                                 (14,243,763)     (15,317,950)
                                                         -------------    -------------
    Net increase in net assets
      resulting from fund share transactions             $  62,302,494    $  28,175,563
                                                         -------------    -------------
    Net increase in net assets                           $  51,451,216    $  25,124,904

NET ASSETS:
Beginning of period                                        138,534,506      113,409,602
                                                         -------------    -------------
End of period                                            $ 189,985,722    $ 138,534,506
                                                         =============    =============
Accumulated net investment income,
  end of period                                          $     322,325    $     540,368
                                                         =============    =============

   The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS 6/30/02 (UNAUDITED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Pioneer Variable Contracts Trust (the Trust) is a Delaware business trust registered under the Investment Company Act of 1940 as an open-end management investment company. The Trust consists of nineteen separate portfolios (collectively, the Portfolios, individually the Portfolio) as follows:

DIVERSIFIED PORTFOLIOS:

  Pioneer Emerging Markets VCT Portfolio (Emerging Markets Portfolio) Pioneer Global Financials VCT Portfolio (Global Financials Portfolio) Pioneer Europe VCT Portfolio (Europe Portfolio)
  Pioneer International Value VCT Portfolio (International Value Portfolio)
   (formerly International Growth Portfolio)
  Pioneer Small Cap Value VCT Portfolio (Small Cap Value Portfolio)
  Pioneer Small Company VCT Portfolio (Small Company Portfolio)
  Pioneer Mid Cap Value VCT Portfolio (Mid Cap Value Portfolio)
  Pioneer Growth Shares VCT Portfolio (Growth Shares Portfolio)
  Pioneer Fund VCT Portfolio (Fund Portfolio)
  Pioneer Equity Income VCT Portfolio (Equity Income Portfolio)
  Pioneer Balanced VCT Portfolio (Balanced Portfolio)
  Pioneer Strategic Income VCT Portfolio (Strategic Income Portfolio) Pioneer America Income VCT Portfolio (America Income Portfolio)
  Pioneer Money Market VCT Portfolio (Money Market Portfolio)
  Pioneer Real Estate Shares VCT Portfolio (Real Estate Shares Portfolio)
   (formerly Real Estate Growth Portfolio)

NON-DIVERSIFIED PORTFOLIOS:

  Pioneer Global Health Care VCT Portfolio (Global Health Care Portfolio) Pioneer Global Telecoms VCT Portfolio (Global Telecoms Portfolio)
  Pioneer Science & Technology VCT Portfolio (Science & Technology Portfolio) Pioneer High Yield VCT Portfolio (High Yield Portfolio)

Portfolio shares may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts.

The investment objective of Mid Cap Value Portfolio is to seek capital appreciation.

The Trust's financial statements have been prepared in conformity with accounting principles generally accepted in the United States that require the management of the Trust to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Trust, which are in conformity with those generally accepted in the investment company industry:

A. SECURITY VALUATION

   Security transactions are recorded as of trade date. Net asset values for the portfolios are computed once daily, on each day the New York Stock Exchange is open, as of the close of regular trading on the Exchange. In computing the net asset values, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Trading in foreign equity securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The value of such securities used in computing the net asset value of the Portfolio's shares, based on the last sale price on the principal exchange where they traded, are determined as of such times.

   Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Portfolio is informed of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates. All discounts/premiums are accreted/amortized for financial reporting purposes. Temporary cash investments are valued at amortized cost.

   Gains and losses from sales on investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B. FUTURES CONTRACTS

   The Portfolios may enter into futures transactions to hedge against changes in interest rates, securities prices, and currency rates or to seek to increase total return. Upon entering into a futures contract, the Portfolios are required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the

   Portfolios, depending on the daily fluctuation in the value of the contracts, and are recorded by the Portfolios as unrealized gains or losses. When the contract is closed, the Portfolios realize a gain or loss equal to the difference between the opening and closing value of the contract. The use of futures contracts involves, to varying degrees, elements of market risk which may exceed the amounts recognized by the Portfolios.

   Changes in the value of the contracts may not directly correlate to the changes in the value of the underlying securities. These risks may decrease the effectiveness of the Portfolio's hedging and trading strategies and potentially result in a loss. As of June 30, 2002, Mid Cap Value Portfolio had no open contracts.

C. FOREIGN CURRENCY TRANSLATION

   The books and records of the Portfolios are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

   Net realized gains and losses on foreign currency transactions represent the net realized gains and losses on foreign currency contracts, disposition of foreign currencies, and the difference between the amount of income accrued and the U.S. dollar actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

D. FORWARD FOREIGN CURRENCY CONTRACTS

   Certain Portfolios are authorized to enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Portfolios' financial statements. The Portfolios record realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see
   Note 8).

E. TAXES

   It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

   The characterization of distributions to shareowners for financial reporting purposes is determined in accordance with income tax rules. Therefore, the source of each Portfolio's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

   Capital loss carryforwards are available to offset future realized capital gains. At December 31, 2001, Mid Cap Value Portfolio had no capital loss carryforwards.

F. PORTFOLIO SHARES

   The Portfolios record sales and repurchases of their Portfolio shares as of trade date. Certain insurance companies paid Pioneer Funds Distributor, Inc.
   (PFD), the principal underwriter for the Trust and a majority owned indirect subsidiary of UniCredito Italiano S.p.A. (UniCredito Italiano), $527,769 in commissions on the sale of trust shares for the six months ended June 30, 2002. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Dividends and distributions to shareowners are recorded on the ex-dividend date.

G. SECURITIES LENDING

   The Portfolios loan securities in their portfolios to certain brokers, with the Portfolios' custodian acting as the lending agent. When entering into a loan, the Portfolio receives collateral which is maintained by the custodian and earns income in the form of negotiated lenders' fees. The Portfolio also continues to receive interest or dividends on the securities loaned, and records unrealized gains or losses in the fair value of the securities loaned that may occur during the term of the loan. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned. The fair value of the collateral will be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The value of loaned securities and cash collateral at period end are disclosed on the balance sheet. As of June 30, 2002, the Portfolio loaned securities having a fair value of $2,272,740 and received collateral of $2,454,800.

H. REPURCHASE AGREEMENTS

   With respect to repurchase agreements entered into by the Portfolios, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Trust's custodian, or subcustodians. The Trust's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. MANAGEMENT AGREEMENT

PIM manages the Portfolios, and is a majority owned indirect subsidiary of UniCredito Italiano. Management fees are calculated daily at the annual rate of 0.65% of the Portfolio's Average Daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Portfolios. At June 30, 2002, $108,280 was payable to PIM related to management fees, administrative fees and certain other services.

3. TRANSFER AGENT

Pioneer Investment Management Shareholder Services, Inc. (PIMSS), a majority owned indirect subsidiary of UniCredito Italiano, provides substantially all transfer agent and shareowner services to the Trust at negotiated rates. Included in due to affiliates is $1,416 in transfer agent fees payable to PIMSS at June 30, 2002.

4. DISTRIBUTION PLANS

The Portfolios have adopted plans of distribution for Class II shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plans, each Portfolio pays PFD a distribution fee of 0.25% of the average daily net assets attributable to Class II shares. Included in due to affiliates is $11,141 in distribution fees payable to PFD at June 30, 2002.

5. AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION

At June 30, 2002, the Portfolios' aggregate unrealized appreciation and depreciation based on cost for federal income tax purposes was as follows:

                                                                                    NET
                                                  GROSS           GROSS         APPRECIATION/
PORTFOLIO                         TAX COST     APPRECIATION    DEPRECIATION    (DEPRECIATION)
---------------------------------------------------------------------------------------------
Mid Cap Value Portfolio         $182,500,528    $19,397,512    $(10,679,601)     $8,717,911

6. PORTFOLIO TRANSACTIONS

The cost of purchases and the proceeds from sales of investments other than U.S. Government obligations and temporary cash investments for the six months ended June 30, 2002, were $98,305,655 and $55,321,610, respectively.

7. CAPITAL SHARES

At June 30, 2002, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                      '02 SHARES      '02 AMOUNT
                                      (UNAUDITED)     (UNAUDITED)    '01 SHARES     '01 AMOUNT
-----------------------------------------------------------------------------------------------
MID CAP VALUE PORTFOLIO
CLASS I:
Shares sold                              997,041     $ 17,828,568     1,414,581    $ 24,515,826
Reinvestment of distributions            247,842        4,114,184       602,575      10,298,001
Shares repurchased                      (374,927)      (6,648,372)     (885,951)    (14,866,847)
                                     ----------------------------------------------------------
  Net increase (decrease)                869,956     $ 15,294,380     1,131,205    $ 19,946,980
                                     ==========================================================

CLASS II:
Shares sold                            2,978,368     $ 53,059,708       490,156    $  8,390,413
Reinvestment of distributions             93,450        1,543,797        16,966         289,273
Shares repurchased                      (429,809)      (7,595,391)      (26,647)       (451,103)
                                     ----------------------------------------------------------
  Net increase (decrease)              2,642,009     $ 47,008,114       480,475    $  8,228,583
                                     ==========================================================

8. FORWARD FOREIGN CURRENCY CONTRACTS

At June 30, 2002, certain Portfolios had entered into various contracts that obligate the Portfolios to deliver currencies at specified future dates. At the maturity of a contract, the Portfolios must make delivery of the foreign currency. Alternatively, prior to the settlement date of a portfolio hedge, the Portfolio may close out such contracts by entering into an offsetting hedge contract.

As of June 30, 2002, Mid Cap Value Portfolio had no open settlement or portfolio hedges.

                            THIS PAGE FOR YOUR NOTES.

[PIONEER INVESTMENTS(R) LOGO]

PIONEER VARIABLE CONTRACTS TRUST

OFFICERS
JOHN F. COGAN, JR., PRESIDENT
DANIEL T. GERACI, EXECUTIVE VICE PRESIDENT
VINCENT NAVE, TREASURER
JOSEPH P. BARRI, SECRETARY

TRUSTEES
JOHN F. COGAN, JR., CHAIRMAN
MARY K. BUSH
RICHARD H. EGDAHL, M.D.
DANIEL T. GERACI
MARGARET B. W. GRAHAM
MARGUERITE A. PIRET
STEPHEN K. WEST
JOHN WINTHROP

INVESTMENT ADVISER
PIONEER INVESTMENT MANAGEMENT, INC.

CUSTODIAN
BROWN BROTHERS HARRIMAN & CO.

LEGAL COUNSEL
HALE AND DORR LLP

THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A PROSPECTUS, WHICH INCLUDES MORE INFORMATION ABOUT CHARGES AND EXPENSES. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.


                                                                   12061-00-0802